                                                            EXHIBIT B
                 THE DUN & BRADSTREET CORPORATION
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1994

                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
A. C. NIELSEN COMPANY                             Delaware
   Addex, Inc.                                    Delaware
         Nieuw Willemstad Holdings, Inc.          Delaware
   Nielsen Holding Ges.mbH                        Austria
         A. C. Nielsen Company Ges.mbH            Austria
                CMIS Coordinierte Management
                 InformationsSysteme, Ges.mbh     Austria
         Nielsen Marketing Research Kft.          Hungary
   A. C. Nielsen Company (Belgium) S.A.           Belgium
         The Dun & Bradstreet Corporation
           & Co. SNC                              Belgium
   Palmetto Assurance Ltd.                        Bermuda
   A. C. Nielsen Chile Limitada                   Chile
         A. C. Nielsen Chile S.A.                 Chile            51.0
   A. C. Nielsen de Colombia S.A.                 Colombia         87.2
   A. C. Nielsen (Argentina) S.A.                 Delaware
   Teollisuuden Tielopalvelu Industrial
    Intelligence Ltd. Oy                          Finland
         A.C. Nielsen Finland Oy                  Finland
              Finnpanel Oy                        Finland          50.0
              Kulutustutkimus Oy:
                 Marketing Radar Ltd.             Finland          50.0
              Soliditet OY                        Finland
   Dun & Bradstreet Canada Holding, Ltd.          Ontario, Canada
         The D&B Companies of Canada Ltd.         Ontario, Canada
              Dun & Bradstreet Finance Inc.       Ontario, Canada
              Dun & Bradstreet Software
                 Services Canada L.P.              Delaware
              Nielsen Korea Limited                Korea
         Interactive Data Canada Inc.             Ontario, Canada
   NCH Promotional Services, Inc.                 Delaware
   Nielsen Holdings, Inc.                         Delaware
   Nielsen Leasing Corporation                    Delaware
   A. C. Nielsen S.A.                             France
         Dun & Bradstreet-France S.A.             France
         Dun & Bradstreet Software
           Services (France) S.A.                 France
         Moody's France S.A.                      France
         Nielsen A.E.M. Snc                       France
         Panel de Gestion SARL                    France           61.0
   A. C. Nielsen Hellas Ltd.                      Greece
   A. C. Nielsen of Ireland Limited               Ireland
   D & B Group Limited                            Ireland
   D&B Marketing Information Services
     Italia S.p.A                                 Italy
         C.R.A. S.r.l.                            Italy            60.0
              C.R.A. Sistemi S.r.l.               Italy
         SITA, Societa per gli Indici
           Tessile e Abbigliamento-S.r.l.         Italy            60.0

                                                 EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
______________________________________________________________________________
A. C. NIELSEN COMPANY (Continued)
   Nielsen Japan K.K.                              Japan
   A. C. Nielsen Company de
     Mexico, S.A. de C.V.                         Mexico
         Inmobiliaria Zeta, S.A. de C.V.          Mexico
   A. C. Nielsen (N.Z.) Limited                   New Zealand
   Nielsen Norge A/S                              Norway           65.0
         Soliditet AS                             Norway
   Dun & Bradstreet Holdings Spain B.V.           The Netherlands
         Dun & Bradstreet S.A                     Spain
              A. C. Nielsen Company S.A.          Spain
   Nedro-Nielsen/ESEO-Estudios
     de Mercado Lda.                              Portugal         81.0
   A. C. Nielsen P.R. Inc.                        Puerto Rico
   A. C. Nielsen Singapore Pte. Ltd.              Singapore
   A. C. Nielsen Management Services S.A.         Switzerland
   A. C. Nielsen S.A.                             Switzerland
         SEN Superstudies AG                      Switzerland      50.0
   Nielsen Medya Arastirma
     Hizmetleri Limited Sirketi                   Turkey
   Dataquest Incorporated                         California
         Dataquest Europe S.A.                    France
         DATAQUEST Japan Limited                  Japan

AMERICAN CREDIT INDEMNITY COMPANY                 New York         95.0

CORINTHIAN HOLDINGS, INC.                         Delaware

D&B CORPORATION JAPAN K.K.                        Japan

D & B ENTERPRISES, INC.                           Delaware

D&B (R.I.C.) LTD.                                 Delaware
   Dun & Bradstreet East-Vent Ltd.                Delaware
         Dun & Bradstreet C.I.S.                  Russia
   Dun & Bradstreet India Private Limited         India
   Dun & Bradstreet Satyam Software Limited       India

D&B TRANSPORTATION SERVICES COMPANY, INC.         Delaware

DNB-PA HOLDINGS CORPORATION                       Nevada

DUN & BRADSTREET COMPUTER LEASING, INC.           Delaware
   Fillupar Leasing Partnership                   Delaware         98.0

DUN & BRADSTREET DIVESTITURE, INC.                Delaware

                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
DUN & BRADSTREET HEALTHCARE INFORMATION, INC.     Delaware
   Lexecon Health Service Inc.                    Illinois

DUN & BRADSTREET, INC.                            Delaware
   Dun & Bradstreet Life Insurance Company        Arizona
   Duns Holding, Inc.                             Delaware
         D&B Acquisition Corp.                    Delaware
         Duns Licensing Associates, L.P.          Delaware         82.5
              Corinthian Leasing Corporation      Delaware
   Mergex, Inc.                                   Delaware

DUN & BRADSTREET INTERNATIONAL, LTD.              Delaware
   Arrebnac Pty. Ltd.                             Australia
         Dun & Bradstreet Pension
           Plan Pty. Ltd.                         Australia
              A. C. Nielsen (Holdings)
                Pty. Limited                      Australia
                   A. C. Nielsen (Trading) Pty.
                     Limited                      Australia
                   A. C. Nielsen (Operations)
                     Pty. Limited                 Australia
                        A. C. Nielsen Australia
                          Pty. Limited            Australia
              College Mercantile Pty. Ltd.        Australia
                   Dun & Bradstreet (Australia)
                     Pty. Limited                 Australia
              Dun & Bradstreet (Nominees)
                Pty. Ltd.                         Australia
              Dun & Bradstreet Unit Trust         Australia
                   Dun & Bradstreet Software
                     Services Australia
                       Pty. Limited               Australia
              Moody's Investors Service
                Pty. Limited                      Australia
              Nandette Pty. Limited               Australia
                   Australian Independent
                     Media Data Pty. Ltd.         Australia        50.0
   Dun & Bradstreet S.A.                          Argentina
   Dun & Bradstreet Holding (Belgium) S.A.        Belgium
   N.V. Dun & Bradstreet-Eurinform S.A.           Belgium
   Dun & Bradstreet do Brasil Ltda.               Brazil
   Dun & Bradstreet Ltda.                         Chile
   Dun & Bradstreet Holdings-France, Inc.         Delaware
         Kosmos Business Information Limited      England
   D & B Group, Ltd.                              Delaware
         A. C. Nielsen (Holdings) Limited         England
              A. C. Nielsen Company Limited       England
                   Dun & Bradstreet Software
                     Services Limited             England
              Dun & Bradstreet Software Services
                Medium Systems Limited            England
         Advance-Peterholm Group Ltd.             England
              D & B Telephone Company Ltd.        England

                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
DUN & BRADSTREET INTERNATIONAL, LTD. (Continued)
   D&B Group, Ltd. (Continued)
         D & B Europe Limited                     England
              Dun & Bradstreet Limited            England
                   Dataquest Europe Limited       England
                        Dun & Bradstreet
                          Finance Ltd.            England
                   Dun & Bradstreet Limited       Ireland
                   Dun & Bradstreet Pension
                     Trustees Limited             England
         Donnelley Directory, Ltd.                Delaware
              Thomson Directories [Partnership]   England          50.0
         Dun & Bradstreet (U.K.) Ltd.             England
         DunsGate Limited                         England
         Interactive Data Ltd.                    England
         IMS Holdings (U.K.) Limited              England
              Intercontinental Medical
                Statistics Ltd.                   England
                   Imsworld Publications Ltd.     England
              PMS International Limited           England
              The Medical Direct Mail
                Organisation Ltd.                 England
              Medical Market Studies Limited      England
         Moody's Investors Service Limited        England
         ST Europe plc                            England
              DunsNet Limited                     England
              S.T. S.A.R.L.                       France
   Dun & Bradstreet Credit Control, Ltd.          Delaware
         Dun & Bradstreet (HK) Limited            Hong Kong
   Dun & Bradstreet (Israel) Ltd.                 Israel
   Dunbrad, Inc.                                  Delaware
         Dun & Bradstreet Credit
           Reporting (Israel)                     Israel
   Wiri Beleggingen B.V.                          The Netherlands
         Dun & Bradstreet Kosmos S.p.A.           Italy
              Argus Situazioni Aziendali S.r.l.   Italy
   Dun & Bradstreet Business Information
     Services (Japan) K.K.                        Japan
   D&B Information Services (M) Sdn. Bhd.         Malaysia
   Dun & Bradstreet S.A. de C.V.                  Mexico
   Dun & Bradstreet Nederland Holding B.V.        The Netherlands
         A. C. Nielsen (Nederland) B.V.           The Netherlands
              Nederlands Centrum voor Marketing
                Analyses B.V.                     The Netherlands  70.0
         Nielsen Marketing Research, spol s r.o.  Czech Republic
         Dun & Bradstreet Danmark Holding A/S     Denmark
              AIM Research A/S                    Denmark
                   AIM Farmstat ApS               Denmark          66.67
              D & B International A/S             Denmark
              A/S H. Hyldahl                      Denmark
              Dahl Jensen Kuvertering ApS         Denmark

                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
DUN & BRADSTREET INTERNATIONAL, LTD. (Continued)
   Dun & Bradstreet Nederland Holding B.V. (Continued)
         Dun & Bradstreet (C & EE) Holding B.V.   The Netherlands
              Dun & Bradstreet Hungaria
                Informacio Szolgaltato Korlatolt  Hungary          51.0
                  Felelosegu Tarsasag [d/b/a
                   Dun & Bradstreet Hungaria Kft.]
              Dun & Bradstreet spol s r.o.        Czech Republic
         Dun & Bradstreet Software Services
          (Nederland) B.V.                        The Netherlands
              Dun & Bradstreet B.V.               The Netherlands
         IMS Services Nederland B.V.              The Netherlands
         Nielsen Marketing Research SP.z.o.o.     Poland
         Soliditet Norden AB                      Sweden
              A. C. Nielsen Company A.B.          Sweden
              Soliditet AB                        Sweden
   Dun & Bradstreet (New Zealand) Limited         New Zealand
   Dun & Bradstreet S.A.                          Peru
   Dun & Bradstreet Poland sp. z o.o.             Poland
   Dun & Bradstreet Portugal, Lda.                Portugal
   Dun & Bradstreet (Singapore) Pte. Ltd.         Singapore
   Dun & Bradstreet A.G.                          Switzerland
         Bichet Auskunfte A.G.                    Switzerland
   Ifico-Burgel A.G.                              Switzerland
         Novinform AG                             Switzerland
              Renseignements Fell SA              Switzerland      70.0
   Dun & Bradstreet C.A.                          Venezuela
   Dun & Bradstreet Zimbabwe (Private) Limited    Zimbabwe

DUN & BRADSTREET INVESTMENTS CANADA INC.          Ontario, Canada

DUN & BRADSTREET LEASING INC.                     Canada

DUN & BRADSTREET PLAN SERVICES, INC.              Delaware
   Dun & Bradstreet Pension Services, Inc.        Delaware
   Erisco, Inc.                                   New York
   Plan Services, Inc.                            Florida
         Guy, Murray & Smith, Inc.                Delaware

DUN & BRADSTREET SOFTWARE HOLDINGS, INC.          Delaware
   DBC Holding Corp.                              Delaware
         Dun & Bradstreet Software Services, Inc. Georgia
              DBS-Dun & Bradstreet Software
                Services do Brasil Ltda.          Brazil
              D&BS Services (M) Sdn. Bhd.         Malaysia
              Dun & Bradstreet Software
                Services Hong Kong Limited        Hong Kong
              Dun & Bradstreet Software
                Services New Zealand Limited      New Zealand
              Dun & Bradstreet Software
                Services (S) PTE Ltd.             Singapore

                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
DUN & BRADSTREET SOFTWARE HOLDINGS, INC. (Continued)
   DBC Holding Corp. (Continued)
         Dun & Bradstreet Software Services Inc. (Continued)
              Dun & Bradstreet Software
                Services International, Inc.      Georgia
                   Dun & Bradstreet Software
                     Services Deutschland         Germany
                           Beteiligungs GmbH & Co.
                        Dun & Bradstreet
                          Software Services       Germany
                                 Deutschland OHG
              Dun & Bradstreet Software
                Services (Canada) No. 2 Limited   Ontario,Canada
              Dun & Bradstreet Software
                Services Holdings S.A.            France
              Dun & Bradstreet Software
                Services Australia                Australia
                              Holdings Pty. Ltd.
              K.K. Dun & Bradstreet Software      Japan

DUN-DONNELLEY PUBLISHING CORPORATION              Delaware

DUNSNET S.A.R.L.                                  France

550 COCHITUATE ROAD INVESTMENT CORPORATION        Delaware

GARTNER GROUP, INC.                               Delaware         52.0
   Gartner Group Asia, Inc.                       Delaware
   Gartner Group Europe, Inc.                     Delaware
   Gartner Group Sales, Inc.                      Delaware
   GG Hong Kong, Inc.                             Delaware
   New Science Associates Inc.                    Delaware
   Real Decisions, Inc.                           Connecticut
   Gartner Group FSC, Inc.                        Virgin Islands
   Gartner Group Scandinavia, A/S                 Denmark
   Gartner Group UK Ltd.                          England
   GG France S.A.R.L.                             France
   Gartner Group, GMBH                            Germany
   Gartner Group Italia S.R.L.                    Italy
   Gartner Group Benelux                          The Netherlands
   Gartner Group Norge, A/S                       Norway
   Gartner Group Sverige, AB                      Sweden

I.M.S. INTERNATIONAL, INC.                        Delaware
   I.M.S. Financial, Inc.                         Delaware
         IMS Pharminform Holding AG               Switzerland
              Informations Medicales Et
                Statistiques S.A.                 Belgium
              Informations Medicales &
                Statistiques S.A.R.L.             Morocco
              Information Medical
                Statistics Norge A/S              Norway
              IMS AG                              Switzerland
              IMS Medinform A.S.                  Czech Republic

                                                EXHIBIT B - (Continued)

                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________
I.M.S. INTERNATIONAL, INC. (Continued)
   I.M.S. Financial, Inc. (Continued)
         IMS Pharminform Holding A.G. (Continued)
              IMS Information Medical
                Statistics AG                     Switzerland
                   IMS Poland Limited             Poland
                   IMS Medinform Hungaria Ltd.    Hungary
              IMSMARQ AG                          Switzerland
              IMS Servicos Ltda.                  Brazil
              IMS Tunisia                         Tunisia
              Interdata S.A. de C.V.              Mexico
              RCI Research Consultants AG         Switzerland
                   Marketing Y Datos Limitada
                     [k/a Markdata Ltda.]         Chile
              Interstatistik AG                   Switzerland
                   I M S Ges.m.b.H.               Austria
                   Datec Industria e Comercio,
                     Distribuidora Grafica        Brazil
                       e Mala Direta Ltda.
              Interdata Dominicana, S.A.          Dominican Republic
              Intercomunicaciones Y Servicio
                de Datos S.A.                     Colombia
                   [k/a Interdata S.A.]
              Pharma Data Paraguaya S.R.L.        Paraguay
              Pharma Data Uruguaya S.A.           Uruguay
              Data Coordination AG                Switzerland
                   PMA Sociedad Anonima           Argentina
              Datandina S.A. Peru                 Peru
              Institute for Medical Statistics Oy Finland
              I.M.S. (Nederland) B.V.             The Netherlands
              Datandina Ecuador S.A.              Ecuador
              Asserta Centroamerica Medicion
               de Mercados, S.A.                  Guatemala
              PMV De Venezuela, C.A.              Venezuela
              Pharmadat Marktforschungs-
                Gesellschaft m.b.H.               Austria
                   Pharmacall Statistik Ges.
                     m.b.H.                       Austria
                   Medidat Marktforschungs-
                     Gesellschaft m.b.H.          Austria          50.0
              Intercontinental Marketing
                Services Iberica, S.A.            Spain
                   Pharmatest Medical Market
                     Studies, S.A.                Spain
              Mercados Y Analisis, S.A.
                [k/a M.A.S.A.]                    Spain
         IMS Turkiye Ltd.                         Turkey
         IMS Software Services, Ltd.              Delaware
         Dun & Bradstreet Germany Holding, Ltd.   Delaware
              ACN Marketing Research Holding GmbH Germany
                   A. C. Nielsen GmbH             Germany
                        A. C. Nielsen
                          Werbeforschung S&P GmbH Germany
                   Dataquest GmbH                 Germany
              DunsNet Datenkommunikation GmbH     Germany
              ST Europe GmbH                      Germany

                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________

I.M.S. INTERNATIONAL, INC.  (Continued)
      I.M.S. Financial, Inc. (Continued)
          Dun & Bradstreet Germany Holding, Ltd. (Continued)
                 D & B Schimmelpfeng GmbH         Germany
                    D&B Unterstutzungskasse GmbH  Germany
                    IMS Holding Deutschland GmbH  Germany
                        IFNS Marktforschung GmbH  Germany
                        IMS GmbH Institut fur
                          medizinische Statistik  Germany
                            I.M.S. Hellas Ltd.    Greece
                            IMS Data GmbH         Germany
                         INFO-MED Gesellschaft
                           fur Regional-          Germany
                                    marketing MBH
                     Midoc Medizinische Informations-
                       und Dokumentations-        Germany
                             Gesellschaft m.b.H.
                     Schimmelpfeng Ges.mbH        Austria
                          D&B-Schimmelpfeng
                               Ges.mbH            Austria
           IMS Japan Ltd. (KK)                    Japan
           Pharmamedia AG                         Switzerland      51.0
      I.M.S. Portugal-Consultores Internacionais
       de Marketung Farmaceutico, Lda.            Portugal
      IMS (NZ) Limited                            New Zealand
           IMS Investments (NZ) Limited           New Zealand
      Riddell Information Services Pty. Ltd.      N.S.W., Australia
      IMS Australia Pty. Ltd.                     N.S.W., Australia
           Permail Pty. Limited                   N.S.W., Australia
      IMS Pacific Limited                         Hong Kong
           IMS HK Investments Ltd.                Hong Kong
      IMS of Canada, Ltd.                         Canada
      Informations Medicales Et Statistiques SarL France
      Intercontinental Medical Statistics
        International, Ltd.                       New York
      Market Research International, Ltd.         Delaware
           Nippon Computer Services, Inc.         Japan
           IMS Asia (1989) Pte. Ltd.              Singapore
      Clark-O'Neill, Inc.                         New Jersey
      IMS America, Ltd.                           New Jersey
           Coordinated Management Systems, Inc.   Delaware

INTERACTIVE DATA CORPORATION                      Delaware

MOODY'S INVESTORS SERVICE, INC.                   Delaware
      Moody's Canada Inc.                         Canada
      Moody's Deutschland GmbH                    Germany
      Moody's Hong Kong Limited                   Hong Kong
      Moody's Japan Kabushiki Kaisha              Japan
      Moody's Investors Service Espana, S.A.      Spain


                                                EXHIBIT B - (Continued)


                                                State or Other    % Ownership
                                               Jurisdiction of    100% except
Name                                            Incorporation       as noted
___________________________________________________________________________

OAK INVESTMENTS LTD.                              Bermuda

SALES TECHNOLOGIES, INC.                          Georgia

THE REUBEN H. DONNELLEY CORPORATION               Delaware
      D&B Investors L.P.                          Delaware         99.0
      Am-Don Partnership [d/b/a DonTech]          Illinois         50.0
      CenDon Partnership                          Illinois         50.0
      Uni-Don Partnership                         Florida          50.0



                                                        January 31, 1994
